UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K / A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2010

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Grand Central Place
60 E 42nd Street, Suite 5310
New York, New York 10165
 (Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.01	Changes in Control of Registrant.

On November 17, 2010, Forex International Trading Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “APH Agreement”) with AP Holdings Limited (“APH”) pursuant to which the Company agreed to acquire 17,924 ordinary shares of Triple 8 Limited, a corporation organized under the laws of Cyprus, engaged in the business of operating a Forex trading platform (“Triple”).  The securities acquired from APH represent approximately 45% of the issued and outstanding securities of Triple.   Pursuant to the APH Agreement, in consideration  for the securities of Triple, the Company agreed to issue 36,000,000 shares of common stock of the Company as well as a 6%  Convertible Note in the principal amount of $1,200,000 due February 15, 2011 (the “APH Note”).  On December 30, 2010, the Company and APH entered into an amendment to the APH Agreement whereby the number of shares to be delivered by the Company was reduced from 36,000,000 to 25,000,000.  Further, on December 30, 2010,  in order to expedite the transaction and avoid further dilution of the existing shareholders, Medirad Inc. and Rasel Ltd., shareholders of the Company, have agreed to return an aggregate of 70,000,000 shares of common stock to the Company for cancellation upon closing of the APH Agreement.  The above transaction closed on December 30, 2010 with an effective date of October 1, 2010.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the agreement, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the entire agreement for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01	Financial Statements and Exhibits.

Financial Statements of Business Acquired

(a)         Filed herewith are the following:

Audited combined financial statements of Triple 8 Limited for the year ended December 31, 2010 and 2009

(b)         Pro Forma Financial Information

 Not Applicable

(c)          Shell Company Transactions

 Not Applicable

(d)          Exhibits

Exhibit Number	Description

4.1	6% Convertible Note issued to AP Holdings Limited. (2)

10.1	Share Exchange Agreement by and between Forex International Trading Corp. and AP Holdings Limited (1)

10.2	Letter Agreement by and between Forex International Trading Corp., AP Holdings Limited, Medirad Inc. and Rasel Ltd. (2)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on November 17, 2010.

(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on January 4, 2011.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: March 15, 2011	By:	/s/ Darren Dunckel
New York, New York		Name: Darren Dunckel
CEO, President, CFO,
Treasurer and Director

3

TRIPLE 8 LIMITED

COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31TH, 2010

Page

F-2	Auditors' report

F-4	Combined Balance Sheet

F-5	Combined Statement of Income Statement

F-6	Combined Statement of cash flow operations

F-7	Combined Statement of change in shareholders' equity

F-8	Notes to Combined Financial Statements

Gvilli & Co. C.P.A. (isr.) TOYOTA Tower 65 Igal Alon St. Tel-Aviv 67443 Phone: 03 - 6255853 Fax: 03 - 6255497 E-mail: ir@gvilicpa.co.il
Combined financial statement

Triple 8 Limited
Financial statement 2010

Independent auditors' report to the shareholders of Triple 8 Limited

Report on the combined financial statement

We have audited the Combined financial statements 2010 and 2009 of Triple 8 Limited (registered in Cyprus), Ufx Ltd (registered in Israel), associates and joint ventures (together "the combined businesses"), for the year ended 31 December 2010 ("the combined financial statement") which comprise the combined statement of recognized income and expense, the combined cash flow statement, the combined balance sheet, the combined reconciliation of shareholders' equity, the accounting policies and the related notes.

Directors' responsibility

The directors are responsible for the preparation and fair presentation of the combined financial statement in accordance with International Financial Reporting Statement as adopted by the American Gaap. This responsibility includes: designing, implementing and maintaining internal control relevant to the preparation and fair presentation of the combined financial statement that are free from material misstatement, whether due to fraud or error selecting and applying appropriate accounting policies and making accounting estimates that are reasonable in the given circumstances.

Auditors' responsibility

Our responsibilities to express an opinion on the combined financial statements, based on our audit we conducted in accordance with relevant legal and regulatory requirements, standards generally accepted in the United States of America (Us Gaap), standards in Israel, including those prescribed by the Auditors (Israeli Gaap). This requires that we comply with our respective professions' ethical requirements and plan and perform the audit to obtain reasonable assurance whether the combined financial statements are free from material misstatement.

An audit involves performing procedures obtain audit evidence about the amounts and disclosures in the combined financial statements, the procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined financial statements, we consider Internal control relevant to the combined businesses preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the combined businesses internal control. An audit can also includes evaluating the appropriateness of accounting policies use and the reasonableness of accounting estimates made by directors, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide as a basis for our audit opinion.

Auditors' responsibility

In our opinion, the combined financial statements give a true and fair view of the financial position of the combined businesses as at 31th, December 2010, and their profits and cash flows for the year then ended in accordance with the United States of America (Us Gaap).

Sincerely,

/s/ Gvilli and Co. Gvilli & Co. March, 1st, 2011 Tel-Aviv, Israel

TRIPLE 8 LIMITED
COMBINED BALANCE SHEET

	U.S Dollars
	December 31th , 2010	December 31th , 2009
	(Audited)	(Audited)

ASSETS

Current Assets
Cash and cash equivalents	2,618,190	1,040,763
Prepaid and other current assets	164,839	101,518
Total Current Assets	2,783,029	1,142,281

Property and Equipment, Net	1,424,561	864,531

Total Assets	4,207,590	2,006,812

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Short term bank credit	-	138
Accounts payable and accrued expenses	766,231	172,486
Clients accounts liabilities	2,463,708	1,293,676
Total current Liabilities	3,229,939	1,466,300

Long Term Liabilities
Loan	-	125,000
Shareholders	75,000	75,000
Total Long Term Liabilities	75,000	200,000

Stockholders' Equity

Share capital	3,184	3,184
Additional paid-in capital	819,723	819,723
Foreign currency translation adjustment	88,346	74,106
Retained earnings	(8,602)	(556,501)
Total Stockholders' Equity	902,651	340,512
Total Liabilities and Stockholders' Equity	4,207,590	2,006,812

TRIPLE 8 LIMITED

COMBINED STATEMENT OF OPERATIONS

	Year ended
	December 31	December 31
	2010	2009
	U.S Dollars

Revenues
Net gain from foreign currency future operations	7,444,909	2,322,390
Consulting	5,903	-

Total Revenues	7,450,811	2,322,390

Operating Expenses
Direct Costs	647,190	513,089
IT & System	331,733	89,842
Dealing	293,359	206,663
Sales	1,039,181	495,583
Marketing	2,977,369	787,862
Finance & Regulation	218,928	88,764
General & Administrative	528,242	349,338
Rent and office	183,228	102,253
Finance expenses	223,543	131,605
Total Operating Expenses	6,442,773	2,764,999
Operating P&L	1,008,038	(442,609)

Depreciation	(348,209)	(45,370)

Financing Expenses
Interest income	(44,964)	-
Financing P&L	(44,964)	-

Profit & Loss before income taxes	614,865	(487,979)

Income tax expense	(66,966)	(68,522)
Net Income	547,899	(556,501)

TRIPLE 8 LIMITED

COMBINED STATEMENT OF CASHFLOWS

	U.S Dollars
For the year ended	December 31th	December 31th
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income ( Loss)	547,899	(556,501)

Adjustment required to reflect the cash flows from operating activities
Income and expenses not involving cash flows:
Depreciation and amortization	348,209	45,370
Changes in Operating Assets and Liabilities:
Increase in prepaid and other current assets	(63,320)	(101,519)
Increase in accrued expenses	593,745	172,486
Increase in Clients Accounts liabilities	1,170,031	1,293,676
Net cash provided by (used in) Operating Activities	2,596,563	853,512

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed Assets	(908,239)	(909,901)
Net cash provided by Investing Activities	(908,239)	(909,901)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of share capital, net of issuance costs	-	3,184
Additional paid in capital		819,724
Long-term loans received and other long-term liabilities	(125,000)	200,000
Short term bank credit	(138)	138
Net cash provided by (used in) Financing Activities	(125,138)	1,023,046

Effect of Foreign Currency Translation	14,240	74,106

Net increase (decrease) in Cash and Cash Equivalent	1,577,427	1,040,763

Cash and Cash Equivalents- beginning of year	1,040,763	-

Cash and Cash Equivalents- Ending	2,618,190	1,040,763

TRIPLE 8 LIMITED

COMBINED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

	Share Capital	Warrants	Capital Surplus	Accumulated Other Comprehensive income	Retained Earnings (accumulated deficit)	Total

Balance at December 31th, 2009	3,184	-	819,723	74,106	(556,501)	340,512

Net Income					547,899	547,899

Issuance of share capital

Additional paid in capital

Differences from translation of Foreign currency				14,240		14,240

Balance at December 31th, 2010	3,184	-	819,723	88,346	(8,602)	902,651

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

  1.Description of Business

Triple 8 Limited, a Cyprus corporation (“T8L” or “The Company”), was established on November, 24th 2008, is principally engaged, through its related parties and variable interest entities, in offering foreign exchange market trading – such as spot currencies, commodities, indices and rolling spot Forex contracts (called Forex or FX) to professionals and retail clients over its web-based trading system. T8L headquarters are located at Nicosia, Cyprus with satellite office in London, United Kingdom.

T8L's website may be accessed on www.UFXBANK.com, a domain name created by the Company which does not allow trading by US clients.

Striving to offer its clients the most advanced online trading services, T8L has licensed the ParagonTraderTM from ParagonEX Limited. The flexible and intuitive trading software by ParagonEX allows T8L to remain highly competitive in the online retail trading market.

T8L offers a trading platform in 10 languages catering the most relevant of trading assets to each of its clients. T8L offers its clients its proprietary, multilingual daily and weekly reviews and analysis, market commentaries and insights, educational tools, news feeds and state-of-the-art charts.

In 2010, the customer trading volume was derived from 105 different countries in the world. T8L believes its coverage area provides the company with access to emerging markets and allows diversifying its risk from regional economic conditions. T8L provides customer support in 6 languages to keep the customers satisfied, informed and enthusiastic in order to increase their trading success. Moreover, it offers human interaction 24 hours a day on all global trading days.

 Risk Management
Overview

The Company has exposure to credit risk, liquidity risk and market price risk. The company's Management has overall responsibility for the oversight of the Company's risk management within parameters established by the board of Directors.

T8L activities, given the above mentioned risks, are monitored and managed as follows:

Credit risk
Credit risk is the risk of financial loss to the Company if a client fails to meet its margin requirements due to a loss of funds.
Clients are required to deposit cleared funds as margin before they can trade. If the clients' margin falls below the minimum margin requirement to maintain a position, they will be issued a margin call.

The clients either have to increase the margin that they have deposited by providing additional funds or to reduce and/or close out their position
At any point the clients' account is in a status of margin call, the company may, at its discretion, liquidate some or all of that client's positions in order to bring them back into line with their margin requirements.

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

The company also has potential credit risk exposure to market counterparties with which it hedges and with banks that hold company's funds and customers' funds.
The Company manages a number of accounts with leading international banks and brokers and does not expect such counterparties to fail to meet their obligations.

Liquidity risk
The liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company's reputation.
The company continuously monitors its working capital adequacy, including forecast and actual gross profit and cash flows from operations.

Market price risk
Market risk arises from open contracts with customers and counterparties. Exposure to market risk is closely monitored in accordance with limits, and reduced through hedging with other institutions. (i.e. clearing the contracts and recognize a loss or revenue from actions in derivative financial instruments). The company is exposed to currency risk for its financial assets and liabilities which are denominated predominantly in US dollars. The gains and losses arising from the company's exposure are recognised in the profit and loss account.

2.Summary of Significant Accounting Policies

Year End
Upon commencing the Company, it has elected to operate on a Fiscal Accounting Year and Fiscal Tax Year ending on December 31st.

Basis of combination
The combined financial statements include the accounts of the Company, its related parties as variable interest entities for which the Company is the primary beneficiary – see below. All intercompany balances and transactions have been eliminated upon combination. Control is determined based on ownership rights or, when applicable, whether the Company is considered the primary beneficiary of a variable interest entity

Variable Interest Entities

The Company is required to combine variable interest entity (“VIE”), where it is the entity’s primary beneficiary. VIE are entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The primary beneficiary is the party that has exposure to a majority of the expected losses and/or expected residual returns of the VIE.

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

For the year ended December 31, 2010, the balance sheets and results of operations of UFX LTD, the sister company which in essence per VIE and FIN46R consider as subsidiary, is combined into these financial statements.

Fixed Assets
Fixed assets are stated at cost, less accumulated depreciation.
Office furniture and equipment are depreciated using the straight-line method over seven years.
Computer equipment and purchased software are depreciated using the straight-line method over three years.
Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life or the life of the lease.

Costs of software license acquired along with consulting fees and human resources contributions relating to the development of software under license are capitalized. Once the software is placed in service, the costs are amortized over the estimated useful life of five years.

Repairs and maintenance costs are expensed as incurred.

Cash and Cash Equivalents
The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.

Revenue recognition
T8L acts as a market maker for its customers based on the prices traded in the interbank market, and recognize a loss or revenue both when customers close transactions in foreign currencies and also on the open customer positions showing gain or loss.

Income Taxes
"Deferred income tax assets and liabilities" are computed annually for the differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable on the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
"Income tax expense" is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The provisions for income taxes differ from the amount computed by applying the statutory income tax rate to "Income before provision for income taxes", i.e.10% in Cyprus.

As of December 31, 2010, the Company has a net operating loss carry forward of approximately $ 9,000 for tax purposes, which will be available to offset future taxable income. This carry forward loss will expire in various years through 2015

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

Realization of the future tax benefits related to the deferred tax assets is dependent on many factors including the Company’s ability to generate taxable income within the net operating loss carry forward period. The Company has provided a valuation allowance for the full amount of its net deferred tax assets due to the uncertainty of generating future profits that would allow for the realization of such deferred tax asset.

Advertising Expense
The Company expenses advertising costs as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Translation of Foreign
Currencies

T8L is operated primarily in local currencies, which represent the functional currencies of the VIE - UFX Ltd and in US Dollars encompass substantial part of the Company's operations.  All assets and liabilities of T8L were translated into U.S. dollars using the exchange rate prevailing at the balance sheet date, while income and expense amounts were translated at average exchange rates during the year. Translation adjustments are included in accumulated other comprehensive income (loss), a separate component of stockholders’ equity.

Fair Value of measurement

SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of the fair value of certain financial instruments.  The carrying value of financial instruments, which include cash and cash equivalents, loans payable, customer deposits and accrued expenses, approximate their fair values due to the short-term nature of these financial instruments.  The carrying value of the Company’s note receivable approximates its fair value based on management’s best estimate of future cash collections.

Segment reporting
The Company follows Statement of ASC Codification Topic 220 and Statement of Financial Accounting Standards No. 130, “Disclosures About Segments of an Enterprise and Related Information”.  The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.
Comprehensive
Income
SFAS No. 130, Reporting Comprehensive Income, requires a full set of general-purpose financial statements to be expanded to include the reporting of comprehensive income. Comprehensive income is comprised of two components, net income and other comprehensive income.

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non owner sources.  As of December 31, 2010 foreign currency translation adjustments were the only items of other comprehensive income for the Company.

Recent pronouncements

In May 2008, FAS No. 163, “Accounting for Financial Guarantee Insurance Contracts”, and SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”, were issued. In March 2008, FAS No. 161, “Disclosures About Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 was issued.

The Financial Accounting Standards Board (FASB) issued Statement No. 168 – become effective on July 1, 2009 – The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles which makes the Accounting Standards Codification (ASC) the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities for interim and annual periods ending after September 15, 2009. Rules and interpretive releases of the SEC under the authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The adoption of ASC Topic 105 did not have a material impact on the Company’s financial position, cash flows or result of operations. Other recently issued or adopted accounting pronouncements are not expected to have, or did not have, a material effect on the Company’s operations or financial position.

Marketable Securities

Available-for-sale securities that the Company may hold at any time in lieu of cash are carried at fair value, with unrealized gains and losses reported as a separate component of stockholders’ equity.

Realized gains and losses on available-for-sale securities are included in interest income reflecting the total gain on the securities since their original purchase.  Gains and losses, both realized and unrealized, are measured using the specific identification method.  Market value is determined by the most recently traded price of the security at the balance sheet date.  As of December 31, 2010 no marketable securities were held in assets

Dividends

The Company has not yet adopted any policy regarding payment of dividends.  No dividends have been paid or declared since inception.

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

3.Property and Equipment

    As of December 31, 2010, property and equipment consist of the following:

	Estimated Useful Life	December 31 , 2010
	years	(audited)

Computer equipment	3	$98,269
Software License and Development	5	$1,574,866
Office furniture and equipment	7	$119,532
Leasehold improvements	10	$21,133
Vehicle	5	$7,221

Total Property and Equipment at Cost		$1,821,021

Less accumulated depreciation and amortization		$396,460

Property and Equipment - Net		$1,424,561

4.Commitments
T8L and VIE UFX Ltd lease their offices space facilities on a month-to-month basis.

5.Transactions / Loans with VIE

T8L. is a Company operates via its VIE - UFX Ltd. The undertaking of T8L and UFX Ltd. and all payments due are set forth in an agreement signed between the parties.

The Company has in place, from time to time; loans with VIE which are granted at interest rates which the Company believes reflect market conditions at such time.

TRIPLE 8 LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

6.   Legal Proceedings

 From time to time, we may be a party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We are not involved currently in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations.

7.   Subsequent Event after the closing period

Forex International Trading Corp. (OTCBB: FXIT), a company principally engaged in offering a web-based foreign currency trading platform to professionals and retail clients, announced in January, 2011that it has completed the acquisition of 44.9% of Triple 8 Limited.

F-3